UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2011

Hudson Pacific Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

11601 Wilshire Blvd., Suite 1600 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 445-5700	N/A
(Registrant’s telephone number, including area code)	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Hudson Pacific Properties, Inc. (the “Company”) is filing this Current Report on Form 8-K, which contains certain financial statements that were initially included in the Company’s registration statement on Form S-11 (No. 333-173487) (the “Original Filing”), solely for the purpose of incorporating this Form 8-K by reference into subsequent filings, including the Company’s registration statement on Form S-3 (No. 333-                     ) filed on July 1, 2011.

This Current Report does not modify or update any disclosures or historical financial statements set forth in the Original Filing, and therefore the information contained in this report has not been updated to reflect any developments since the Original Filing.

The following financial statements are filed as part of this report:

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements

Canpartners IV 222 Kearny, LLC:

ECI Washington, LLC:

GLB Encino, LLC and Glenborough Tierrasanta, LLC:

Report of Independent Auditors	12

Combined Statement of Revenues and Certain Expenses for the Three Months Ended March 31, 2010 (unaudited) and the Year Ended December 31, 2009	13

Notes to Combined Statement of Revenues and Certain Expenses for the Three Months Ended March 31, 2010 (unaudited) and the Year Ended December 31, 2009	14

City Plaza:

(d)	Exhibits

Exhibit Number 23.1: Consent of Ernst & Young LLP.

Report of Independent Auditors

The Board of Directors and Stockholders of Hudson Pacific Properties, Inc.

We have audited the accompanying statement of revenues and certain expenses (as defined in Note 1) of Canpartners IV 222 Kearny, LLC (the “Company”), for the year ended December 31, 2009. This statement of revenues and certain expenses is the responsibility of the Company’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement, assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of the Company was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Registration Statement on Form S-11 of Hudson Pacific Properties, Inc. as described in Note 1, and are not intended to be a complete presentation of the revenues and expenses of the Company.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Canpartners IV 222 Kearny, LLC for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Los Angeles, California

November 22, 2010

Canpartners IV 222 Kearny, LLC

Statements of Revenues and Certain Expenses

Nine Months Ended September 30, 2010 (unaudited) and Year Ended December 31, 2009

(In thousands)

	Nine Months Ended September 30, 2010 (unaudited)	Year Ended December 31, 2009
REVENUES
Rental revenues	$3,036	$4,346
Tenant recoveries	268	394
Parking	173	228

	3,477	4,968
CERTAIN EXPENSES
Property operating expenses	1,343	1,994
Ground lease expense	731	975

	2,074	2,969

Revenues in excess of certain expenses	$1,403	$1,999

See accompanying notes.

Canpartners IV 222 Kearny, LLC

Notes to Statements of Revenues and Certain Expenses

Nine Months Ended September 30, 2010 (unaudited) and Year Ended December 31, 2009

(In thousands)

1. Basis of Presentation

The accompanying statements of revenues and certain expenses includes the operations of 222 Kearny Plaza (“222 Kearny”), an office building located in San Francisco, California. 222 Kearny is owned by Canpartners IV 222 Kearny, LLC (the “Company”).

The accompanying statements of revenues and certain expenses relate to 222 Kearny and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred to the future operations of the Property, have been excluded. Such items include depreciation, amortization, management fees, general and administrative expense, interest expense, interest income and amortization of above and below market leases.

Unaudited Interim Financial Information

The accompanying interim unaudited financial statements have been prepared by 222 Kearny management pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosure normally included in the financial statements prepared in accordance with U.S. generally accepted accounting principles may have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the presentation not misleading. The unaudited statement of revenues and certain expenses for the nine months ended September 30, 2010 include, in the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary to present fairly the financial information set forth therein. The results of operations for the interim period ended September 30, 2010 are not necessarily indicative of the results that may be expected for the year ended December 31, 2010. The interim unaudited statement of revenues and certain expenses should be read in conjunction with the Company’s audited statement of revenues and certain expenses for the year ended December 31, 2009.

2. Summary of Significant Accounting Policies

Revenue Recognition

The Company recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the Company is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

Canpartners IV 222 Kearny, LLC

Notes to Statements of Revenues and Certain Expenses

Nine Months Ended September 30, 2010 (unaudited) and Year Ended December 31, 2009

(In thousands)

3. Minimum Future Lease Rentals

As of September 30, 2010, the minimum future cash rents receivable under non-cancelable operating leases in each of the next five years and thereafter are as follows (unaudited):

Three-months ended December 31, 2010	$1,021
2011	3,379
2012	2,463
2013	1,737
2014	996
Thereafter	1,337

$10,933

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

4. Tenant Concentrations

One of the Property’s tenants accounted for 11% of the Company’s total revenues for the year ended December 31, 2009 and the nine months ended September 30, 2010 (unaudited).

5. Minimum Future Lease Payments

As of September 30, 2010, the minimum future cash rents payable under a non-cancelable land leases in each of the next five years and thereafter are as follows (unaudited):

Three-months ended December 31, 2010	$244
2011	975
2012	975
2013	975
2014	975
Thereafter	39,000

$43,144

6. Commitments and Contingencies

The Company is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Company.

7. Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

Report of Independent Auditors

The Board of Directors and Stockholders of Hudson Pacific Properties, Inc.

We have audited the accompanying statement of revenues and certain expenses (as defined in Note 1) of ECI Washington, LLC (the “Company”), for the year ended December 31, 2009. This statement of revenues and certain expenses is the responsibility of the Company’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement, assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of the Company was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Registration Statement on Form S-11 of Hudson Pacific Properties, Inc. as described in Note 1, and are not intended to be a complete presentation of the revenues and expenses of the Company.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of ECI Washington, LLC for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Los Angeles, California

November 22, 2010

ECI Washington, LLC

Statements of Revenues and Certain Expenses

Nine Months Ended September 30, 2010 (unaudited) and Year Ended December 31, 2009

(In thousands)

	Nine Months Ended September 30, 2010 (unaudited)	Year Ended December 31, 2009
REVENUES
Rental revenues	$3,096	$4,058
Tenant recoveries	913	1,058
Parking	315	405

	4,324	5,521
CERTAIN EXPENSES
Property operating expenses	1,325	1,895

	1,325	1,895

Revenues in excess of certain expenses	$2,999	$3,626

See accompanying notes.

ECI Washington, LLC

Notes to Statements of Revenues and Certain Expenses

Nine Months Ended September 30, 2010 (unaudited) and Year Ended December 31, 2009

(In thousands)

1. Basis of Presentation

The accompanying statements of revenues and certain expenses includes the operations of 10950 Washington Boulevard (“10950 Washington”), an office building located in Culver City, California. 10950 Washington is owned by ECI Washington, LLC (the “Company”).

The accompanying statements of revenues and certain expenses relate to 10950 Washington and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the unaudited statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred to the future operations of the Property, have been excluded. Such items include depreciation, amortization, management fees, general and administrative expenses, interest expense, interest income and amortization of above and below market leases.

Unaudited Interim Financial Information

The accompanying interim unaudited financial statements have been prepared by 10950 Washington management pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosure normally included in the financial statements prepared in accordance with U.S. generally accepted accounting principles may have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the presentation not misleading. The unaudited statement of revenues and certain expenses for the nine months ended September 30, 2010 include, in the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary to present fairly the financial information set forth therein. The results of operations for the interim period ended September 30, 2010 are not necessarily indicative of the results that may be expected for the year ended December 31, 2010. The interim unaudited statement of revenues and certain expenses should be read in conjunction with the Company’s audited statement of revenues and certain expenses for the year ended December 31, 2009.

2. Summary of Significant Accounting Policies

Revenue Recognition

The Company recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the Company is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

ECI Washington, LLC

Notes to Statements of Revenues and Certain Expenses

Nine Months Ended September 30, 2010 (unaudited) and Year Ended December 31, 2009

(In thousands)

3. Minimum Future Lease Rentals

As of September 30, 2010, the minimum future cash rents receivable under non-cancelable operating leases in each of the next five years and thereafter are as follows (unaudited):

Three-months ended December 31, 2010	$1,073
2011	4,374
2012	4,361
2013	4,304
2014	4,149
Thereafter	2,006

$20,267

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

4. Tenant Concentrations

One of the Property’s tenants, accounted for 70% of the Company’s total revenues for the year ended December 31, 2009 and the nine months ended September 30, 2010 (unaudited).

5. Commitments and Contingencies

The Company is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Company.

6. Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

Report of Independent Auditors

The Stockholder of Hudson Pacific Properties, Inc.

We have audited the accompanying combined statement of revenues and certain expenses (as defined in Note 1) of GLB Encino, LLC and Glenborough Tierrasanta, LLC (the “Company”), for the year ended December 31, 2009. This combined statement of revenues and certain expenses is the responsibility of the Company’s management. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement, assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of the Company were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Registration Statement on Form S-11 of Hudson Pacific Properties, Inc. as described in Note 1, and are not intended to be a complete presentation of the revenues and expenses of the Company.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the combined revenues and certain expenses, as defined above of GLB Encino, LLC and Glenborough Tierrasanta, LLC for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Los Angeles, California

April 9, 2010

GLB Encino, LLC and Glenborough Tierrasanta, LLC

Combined Statement of Revenues and Certain Expenses

Three-Months Ended March 31, 2010 (Unaudited) and the Year Ended December 31, 2009

(In thousands)

	Three- Months Ended March 31, 2010 (Unaudited)	Year Ended December 31, 2009
Revenues
Rental revenues	$2,122	$8,493
Parking and other	310	1,198
Tenant recoveries	171	717

	2,603	10,408
Certain expenses
Property operating expenses	745	2,695
Other operating expenses	—	145

Revenues in excess of certain expenses	$1,858	$7,568

See accompanying notes.

GLB Encino, LLC and Glenborough Tierrasanta, LLC

Notes to Combined Statement of Revenues and Certain Expenses

Three-Months Ended March 31, 2010 (Unaudited) and the Year Ended December 31, 2009

(In thousands)

1. Basis of Presentation

The accompanying combined statements of revenues and certain expenses includes the combined operations of First Financial Plaza (“First Financial”), an office building located in Los Angeles, California and Tierrasanta Research Park (“Tierrasanta”), an office building located in San Diego, California. First Financial and Tierrasanta are owned by GLB Encino, LLC and Glenborough Tierrasanta, LLC, respectively (collectively, the “Company”). Glenborough Fund XIV, L.P. is the managing and sole member of GLB Encino, LLC and Glenborough Tierrasanta, LLC.

The accompanying combined statements of revenues and certain expenses relates to the Company and has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the combined statement is not representative of the actual operations for the year presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred to the future operations of the Company, have been excluded. Such items include depreciation, amortization, management fees, interest expense, interest income and amortization of above and below market leases. The Company is not aware of any material factors relating to First Financial and Tierrasanta other than those discussed above that would cause the reported financial information not to be necessarily indicative of future operating results.

First Financial and Tierrasanta are under common management and their acquisition will be conditioned on a single event, consummation of an initial public offering. Due to common management, and consistent with Accounting Standards Codification (ASC) 810-10, Consolidation, management views First Financial and Tierrasanta on a combined basis.

Unaudited Interim Financial Information

The accompanying interim unaudited combined statement of revenues and certain expenses have been prepared by the Company’s management pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosure normally included in the financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) may have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the presentation not misleading. The unaudited combined statement of revenues and certain expenses for the three months ended March 31, 2010, include, in the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary to present fairly the financial information set forth therein. The results of operations for the interim period ended March 31, 2010 are not necessarily indicative of the results that may be expected for the years ended December 31, 2010. The interim unaudited combined statement of revenues and certain expenses should be read in conjunction with the Company’s audited combined statement of revenues and certain expenses for the year ended December 31, 2009 and notes thereto.

2. Principles of Combination

The combined financial statement includes selected accounts of the Company as described in Note 1. All significant intercompany accounts and transactions have been eliminated in the combined statements of revenues and certain expenses.

GLB Encino, LLC and Glenborough Tierrasanta, LLC

Notes to Combined Statement of Revenues and Certain Expenses

Three-Months Ended March 31, 2010 (Unaudited) and the Year Ended December 31, 2009

(In thousands)

3. Summary of Significant Accounting Policies

Revenue Recognition

The Company recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the Company is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to prepare the combined statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

4. Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space in the Company. As of March 31, 2010 , the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows (unaudited):

April 1, 2010 to December 31, 2010	$5,876
2011	7,216
2012	6,758
2013	5,676
2014	4,357
Thereafter	11,307

$41,190

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

5. Tenant Concentrations

For the three months ended March 31, 2010 (unaudited) and the year ended December 31, 2009, one tenant represented 13% of the Company’s total revenue.

6. Related-Party Transactions

The Company reimburses an operating company that is owned by the minority owner of Glenborough Fund XIV, L.P. for property management payroll and related expenses. Such reimbursable costs are included in operating expenses in the accompanying statements of revenues and certain expenses.

GLB Encino, LLC and Glenborough Tierrasanta, LLC

Notes to Combined Statement of Revenues and Certain Expenses

Three Months Ended March 31, 2010 (Unaudited) and the Year Ended December 31, 2009

(In thousands)

7. Commitments and Contingencies

The Company is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Company’s results of operations.

8. Subsequent Events

The Company evaluated subsequent events through the date these combined financial statements were issued.

City Plaza

Unaudited Statements of Revenues and Certain Expenses

Six Months Ended June 30, 2008 and 2007

(In thousands)

	2008	2007
Revenues
Rental revenues	$2,174	$3,571
Parking and other	89	121
Tenant recoveries	162	367

	2,425	4,059

Certain expenses
Property operating expenses	1,742	1,689

Excess of revenues over certain expenses	$683	$2,370

See accompanying notes.

City Plaza

Notes to the Unaudited Statement of Revenues and Certain Expenses

Six Months Ended June 30, 2008 and 2007

(In thousands)

1. Basis of Presentation

The accompanying statements of revenues and certain expenses include the historical operations of City Plaza (the “Property”), an office building located in Orange, California. City Plaza was acquired by HFOP City Plaza, LLC on August 26, 2008.

Concurrent with the consummation of the initial public offering of the common stock of Hudson Pacific Properties, Inc., HFOP City Plaza, LLC will contribute its ownership interest in the Property to Hudson Pacific Properties, Inc. Affiliates of the prior owners of the Property have historically provided maintenance and management services to the Property.

The accompanying statements of revenues and certain expenses relate to the Property and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the years presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred to the future operations of the Property, have been excluded. Such items include depreciation, amortization, management fees, interest expense, interest income, and amortization of above- and below-market leases.

Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized in the period that the expenses are incurred. Lease termination fees, and parking and miscellaneous revenues are included in parking and other income in the accompanying statements of revenues and certain expenses. Lease termination fees are recognized when the related leases are canceled and the landlord has no continuing obligation to provide services to such former tenants.

Unaudited Interim Financial Information

The accompanying interim unaudited combined statements of revenues and certain expenses have been prepared by the Property’s management pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosure normally included in the financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) may have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the presentation not misleading. The unaudited statement of revenues and certain expenses for the six months ended June 30, 2008 and 2007, include, in the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary to present fairly the financial information set forth therein. The results of operations for the interim periods ended June 30, 2008 and 2007 are not necessarily indicative of the results that may be expected for the years ended December 31, 2008 and 2007.

2. Summary of Significant Accounting Policies

The interim unaudited combined statements of revenues and certain expenses should be read in conjunction with the Property’s audited statements of revenues and certain expenses for the year ended December 31, 2007, and notes thereto.

City Plaza

Notes to the Unaudited Statement of Revenues and Certain Expenses

Six Months Ended June 30, 2008 and 2007

(In thousands)

Revenue Recognition

The Property recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to prepare the combined statements of revenues and certain expenses in conformity with GAAP. Actual results could differ from those estimates.

3. Commitments and Contingencies

The Property is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Property’s results of operations.

4. Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

Report of Independent Auditors

The Stockholder of Hudson Pacific Properties, Inc.

We have audited the accompanying statement of revenues and certain expenses (as defined in Note 1) of City Plaza (the “Property”) for the year ended December 31, 2007. The statement of revenues and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of the Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Registration Statement on Form S-11 of Hudson Pacific Properties, Inc. as described in Note 1, and are not intended to be a complete presentation of the revenues and expenses of the Property.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses, as defined above, of City Plaza for the year ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Los Angeles, California

February 16, 2010

City Plaza

Statement of Revenue and Certain Expenses

Year Ended December 31, 2007

(In thousands)

Revenues
Rental revenues	$5,727
Parking and other	901
Tenant recoveries	454

7,082
Certain expenses
Property operating expenses	3,874

Excess of revenues over certain expenses	$3,208

See accompanying notes.

City Plaza

Notes to Statement of Revenues and Certain Expenses

Year ended December 31, 2007

(In thousands)

1. Basis of Presentation

The accompanying statement of revenues and certain expenses includes the historical operations of City Plaza (the “Property”), an office building located in Orange, California. City Plaza was acquired by HFOP City Plaza, LLC on August 26, 2008.

Concurrent with the consummation of the initial public offering of the common stock of Hudson Pacific Properties, Inc., HFOP City Plaza, LLC will contribute their ownership interest in the Property to Hudson Pacific Properties, Inc. Affiliates of the prior owners of the Property have historically provided maintenance and management services to the Property.

The accompanying combined statement of revenues and certain expenses relates to the Company and has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the combined statement is not representative of the actual operations for the year presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred to the future operations of the Property, have been excluded. Such items include depreciation, amortization, management fees, interest expense, interest income and amortization of above- and below-market leases.

Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized in the period that the expenses are incurred. Lease termination fees, and parking and miscellaneous revenues are included in parking and other income in the accompanying statements of revenues and certain expenses. Lease termination fees are recognized when the related leases are canceled and the landlord has no continuing obligation to provide services to such former tenants.

2. Summary of Significant Accounting Policies

Revenue Recognition

The Property recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to prepare the combined statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

City Plaza

Notes to Statement of Revenues and Certain Expenses

Year ended December 31, 2007

(In thousands)

3. Commitments and Contingencies

The Property is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Property’s results of operations.

4. Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.

Date: July 1, 2011	By:	/S/ MARK LAMMAS
Mark Lammas
Chief Financial Officer

EXHIBITS

Exhibit No.

23.1	Consent of Ernst & Young LLP.